EXHIBIT 10.1

MA'ANIT-JOSEPH LICENSE

The pages which follow are free translations from the Hebrew of the documents setting forth the granting of License No. 298 / "Ma'anit-Joseph":

Document A: Original License 298 "Ma'anit" granted on May, 2000.

Document B: Cover letter dated January 1, 2003 from the Commissioner of Petroleum Affairs changing the name to "Ma'anit-Joseph" and extending the term of the license.

Document C: Notice dated January 1, 2003 from the Minister of National Infrastructures officially changing the boundaries of the License.

Document D: Official notice and annex dated January 1, 2003 from the Commissioner of Petroleum Affairs with the new boundaries.

(Document A)

STATE OF ISRAEL

LICENSE

License No. 298 / "Ma'anit"

This License is granted to-Zion Oil & Gas, Inc. - 100%

This License is granted--with respect to the area described in the first Annex

This License is granted-subject to the provisions of the Petroleum Law, 5712-1952, and the Regulations issued pursuant thereto, and to the special conditions detailed in the Secon Annex. The first and Second Annex are an integral part of this License.

Granted in Jerusalem, on-26 Nissan, 5770 May 1, 2000.

s/Dr. Yehezkel Drukman
Dr, Yehezkel Drukman
Commissioner of Petroleum Affairs

This License was registered in the Petroleum Registry on 26 Nissan, 5770 May 1, 2000.

STATE OF ISRAEL

License No. 298 / "Ma'anit"

F I R S T A N N E X

Description of the Area

From N.Z. 148.0/212.0 thence East
To N.Z. 158.0/212.0 thence North-East
To N.Z. 162.0/216.0 thence East
To N.Z. 169.1/216.0 thence South-West along the green line
To N.Z. 155.7/204.0 thence West
To N.Z. 148.0/204.0 thence North and back.
To N.Z. 148.0/212.0

(The coordinates are based on the Israeli Grid.)
Total area is 115,200 Dunam (115.2 square kilometers)

The area of the License is defined by the N.Z. grid points stated above. In the event of a discrepancy between maps submitted by the Licensee and the above description, the N.Z. grid points control.

Granted in Jerusalem on

26 Nissan 5760

1st May 2000

s/Dr. Yehezkel Drukman
Dr. Yehezkel Drukman
Commissioner of Petroleum Affairs

STATE OF ISRAEL

License No. 298 / "Ma'anit"

S E C O N D A N N E X

SPECIAL CONDITIONS

During the period of the License, the Licensee shall conduct the following work program:

  Execution of a contract with a geophysical contractor for a new seismic survey within one month of granting of the License.

  Execution and processing of a new seismic survey of at least 15 kilometers and the re-processing of about 40 kilometers of existing seismic lines and the submission of a report within 6 months of the granting of the License.

  Preparation of a drilling prospect and execution of a contract with a drilling contractor within 12 months of the granting of the License.

  Commencement of a well to the Jurassic and Triassic formations, not later than 18 months from the granting of the License.

  Presentation of a continuation exploration program not later than 4 months following the completion of the well, or relinquishment of the License.

No originl geophysical materials, magnetic tapes etc. shall be taken out of the country, rather copies only.

Granted in Jerusalem on

26 Nissan 5760

1st May 2000

s/Dr. Yehezkel Drukman
Dr. Yehezkel Drukman
Commissioner of Petroleum Affairs

(Document B)

STATE OF ISRAEL

MINISTRY OF NATIONAL INFRASTRUCTURES

Petroleum Unit
27 Tevet 5763
1 January 2003

Neft 483-2002

To
Mr. Elisha Roih
Zion Oil & Gas, Inc.
Ya'acov Meridor 23/11
Tel Aviv - 69411

Dear Sirs,

Re: Extension of Term of License 298/"Ma'anit - Joseph"

Pursuant to Section 65 of the Petroleum Law, 5712-1952, please take notice that I have extended the term of License 298/"Ma-anit" to 21 Nissan 5765 (30 April 2005).

Please note also that at your Company's request, I have changed the name of the License to "Ma'anit-Joseph".

In the extended term, the Company shall implement the following work program:

1. The prospects that were prepared in the context of the Ma'anit License and Joseph Preliminary Permit shall be ranked and the first prospect to be drilled shall be chosen.

2. Not later than July 1, 2004, the Licensee shall commence a well to a depth of at least 4,000 meters.

3. Not later than April 1, 2004, the Licensee shall sign a contract with a drilling contractor for drilling the well. A copy shall be presented to Petroleum Commission.

Very truly yours,

/s/---

Dr. Yehezkel Druckman
Commission of Petroleum Affairs

(Document C)

MINISTER OF NATIONAL INFRASTRUCTURES

Notice in the Matter of Change in
Boundaries of a Petroleum License
pursuant of the Petroleum Law, 5712-1952

I hereby give notice that, in accordance with my authority pursuant to section 49 of the Petroleum Law, 5712-1952,(1) and following consultation with the Petroleum Commission, on 27 Tevet 5763 (1 January 2003), I amended the boundaries of License 298/"Ma'anit"(2) such that its new boundaries on the New Israeli grid are as follows:

From	N.Z.	187.200/687.000	thence North
To	N.Z.	187.000/698.000	thence North-East along the Mediterranean Sea coast
To	N.Z.	188.500/704.000	thence North-East
To	N.Z.	194.400/711.000	thence East
To	N.Z.	204.000/711.000	thence North-East
To	N.Z.	208.000/712.000	thence East
To	N.Z.	210.000/712.000	thence North East
To	N.Z.	213.000/715.000	thence East
To	N.Z.	218.000/715.000	thence South-West along the Green Line
To	N.Z.	207.400/707.000	thence South-West
To	N.Z.	203.000/704.000	thence South-West
To	N.Z.	200.000/687.000	thence West
To	N.Z.	197.000/687.000	thence South
To	N.Z.	197.000/686.000	thence South-West
To	N.Z.	194.000/684.000	thence North-West
To	N.Z.	181.200/687.000	thence West and back
To	N.Z.	187.200/687.000

Total approximately 387,700 dunam.

/s/- Ephraim Eitam Minister of National Infrastructures

27 Tevet 5763
1st January 2003

__________________________

(1) Sefer Ha-Hukim 5712, p. 322
(2) Yalkout Pirsumim 5760, p. 3625

(Document D)

STATE OF ISRAEL

MINISTRY OF NATIONAL INFRASTRUCTURES

Notice in the Matter of Extension of Term of
a Petroleum Right under the
Petroleum Law, 5712-1952

____________

In accordance with section 65 of the Petroleum Law, 5712-1952,(3) I give notice that I have extended the term of License 298/"Ma'anit"(4) through 21 Nissan 5765 (30 April 2005).

At the request of the Company, I have changed the name of the License to "Ma'anit - Joseph".

/s/ ----

Yehezkel Druckman
Commissioner of Petroleum Affairs

27 Tevet 5763
1 January 2003

__________________________

(3) Sefer Ha-Hukim 5712, p. 322
(4) Yalkout Pirsumim 5760, p. 3625

STATE OF ISRAEL

License No. 298/"Ma'anit - Joseph"
(following amendment of boundaries)

FIRST ANNEX

Description of the Area

From	N.Z.	187.200/687.000	thence North
To	N.Z.	187.000/698.000	thence North-East along the Mediterranean Sea coast
To	N.Z.	188.500/704.000	thence North-East
To	N.Z.	194.400/711.000	thence East
To	N.Z.	204.000/711.000	thence North-East
To	N.Z.	208.000/712.000	thence East
To	N.Z.	210.000/712.000	thence North-East
To	N.Z.	213.000/715.000	thence East
To	N.Z.	218.000/715.000	thence South-West along the Green Line
To	N.Z.	207.400/707.000	thence South-West
To	N.Z.	203.000/704.000	thence South-West
To	N.Z.	200.000/687.000	thence West
To	N.Z.	197.000/687.000	thence South
To	N.Z.	197.000/686.000	thence South-West
To	N.Z.	194.000/684.000	thence North-West
To	N.Z.	181.200/687.000	thence West and back
To	N.Z.	187.200/687.000

Total area of 387,700 Dunam (387.7km2).
The coordinates are based on the New Israeli Grid.

The area of the License is defined by the N.Z. grid points stated above. In the event of a discrepancy between maps submitted by the Licensee and the above description, the N.Z. grid points control.

Granted in Jerusalem on 27 Tevet 5763
                                    1st January 2003

/s/- Dr. Yehezkel Druckman Commissioner of Petroleum Affairs